UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 2, 2011
MICROFINANCIAL INCORPORATED
(Exact name of registrant as specified in its charter)
MASSACHUSETTS
(State or other jurisdiction of incorporation)

1-14771	04-2962824

(Commission file number)	(IRS Employer Identification Number)
16 New England Executive Park, Suite 200, Burlington MA 01803
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 781-994-4800
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On February 2, 2011, the Registrant announced its results of operations for its fourth quarter and fiscal year ended December 31, 2010. Pursuant to Form 8-K, General Instruction F, the Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Exhibit Title
Exhibit 99	Press Release dated February 2, 2011
SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROFINANCIAL INCORPORATED Registrant
By:	/s/ James R. Jackson, Jr.
James R. Jackson, Jr.
Vice President and Chief Financial Officer

Dated: February 3, 2011